American Century Premium Reserves, Inc.

Prospectus Supplement

PREMIUM GOVERNMENT RESERVE FUND * PREMIUM CAPITAL RESERVE FUND
PREMIUM BOND FUND

Supplement dated August 10, 2001 * Prospectus dated August 1, 2001

SPECIAL MEETING OF SHAREHOLDERS

The Board of Directors has requested that the following matters be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on November 16, 2001.

The record date for the meeting is August 10, 2001. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about these proposals are expected to be sent to shareholders on or about August 22, 2001.
If approved by shareholders, the proposals will become effective on December 3,
2001.

Premium Government Reserve Fund

Shareholders of the Premium Government Reserve Fund ("Government Reserve") will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American Century Premium Money Market
Fund ("Premium Money Market") in exchange for shares of Premium Money Market.

Like Premium Government Reserve, Premium Money Market seeks to earn the highest level of current income while preserving the value of an investment. Both funds invest in very short-term U.S. government securities, but Premium Money Market is also permitted to invest in high-quality, cash-equivalent securities issued by banks, governments and corporations. This distinction makes Premium Money
Market subject to slightly more risk than Government Reserve. The total expense ratio of Premium Money Market is expected to be identical to the total expense ratio of Government Reserve.

If the proposal is approved by Government Reserve shareholders, they will receive shares of Premium Money Market on a tax-free basis in exchange for their shares of Government Reserve. The value of a shareholder's account will not change as a result of the transaction.

Premium Capital Reserve Fund

Shareholders of the Premium Capital Reserve Fund ("Capital Reserve") will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American Century Premium Money Market Fund
("Premium Money Market") in exchange for shares of Premium Money Market.
Premium Money Market has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Capital
Reserve. The total expense ratio of Premium Money Market is expected to be identical to the total expense ratio of Capital Reserve.

If the proposal is approved by Capital Reserve shareholders, they will receive shares of Premium Money Market on a tax-free basis in exchange for their shares of Capital Reserve. The value of a shareholder's account will not change as a result of the transaction.

Premium Bond Fund

Shareholders of the Premium Bond Fund ("Premium Bond") will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American Century Diversified Bond Fund ("Diversified Bond")
in exchange for shares of Diversified Bond. Diversified Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Premium Bond.  The total expense ratio of
Diversified Bond is expected to be identical to the total expense ratio of
Premium Bond.

If the proposal is approved by Premium Bond shareholders, they will receive shares of Diversified Bond on a tax-free basis in exchange for their shares of
Premium Bond. The value of a shareholder's account will not change as a result of the transaction.

SH-SPL-26622   0108